UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

Commission File Number: 0-19649

I.R.S. Employer Identification Number: 58-1654960

4300 West Cypress Street,
Tampa, Florida 33607
Telephone: (813) 283-7000
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2006, Checkers Drive-In Restaurants, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Taxi Holdings Corp., a Delaware corporation, and Taxi Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Taxi Holdings Corp. The Company will file an Amendment to this Current Report on Form 8-K within four business days of February 16, 2006, describing the terms of the Merger Agreement that are material to the Company and any other information required by this Item 1.01.

A press release issued by the Company on February 17, 2006, relating to the Merger Agreement and the Merger and attached as Exhibit 99.1 hereto, is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press Release, dated February 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.
Date: February 17, 2006	By:	/s/ Brian R. Doster
Brian R. Doster, Vice President, Corporate Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated February 17, 2006.